                         REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "AGREEMENT"), entered into as of the 17th day of February, 1998, is made by and among INSIGNIA PROPERTIES TRUST, a Maryland real estate investment trust ("IPT"), and Insignia Financial Group, Inc., a Delaware corporation ("IFG").


                                  WITNESSETH:

         WHEREAS, in connection with the formation of IPT, IFG and its Affiliates (as defined herein) contributed certain interests in limited partnerships which principally own multifamily residential properties and, to a lesser extent commercial properties, to Insignia Properties, L.P., a Delaware limited partnership and the operating partnership of IPT ("IPLP"), in exchange for units of limited partner interest in IPLP ("OP UNITS");

         WHEREAS, pursuant to the terms of the Third Amended and Restated Agreement of Limited Partnership of IPLP dated as of August 1, 1997 (the "PARTNERSHIP AGREEMENT"), IFG, as a limited partner of IPLP, has the right, under certain circumstances, to cause IPLP to redeem all or a portion of the OP Units owned by IFG for cash, subject to IPT's first right to acquire such OP Units in exchange for common shares of beneficial interest, par value $.01 per share, of IPT ("COMMON SHARES");

         WHEREAS, the Partnership Agreement contains certain registration rights for the limited partners of IPLP in the event that IPT elects to acquire their OP Units in exchange for Common Shares upon a request for redemption by a limited partner;

         WHEREAS, in connection with the amendment and restatement of the Partnership Agreement of even date herewith, which provided for, among other things, the removal of such registration rights granted to the limited partners of IPLP, IPT agreed to grant IFG certain registration rights with respect to the Shares (as defined herein); and

         WHEREAS, IPT and IFG desire to set forth more fully their agreements regarding such registration rights relating to the Shares.

         NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are acknowledged, the parties hereto, each intending to be legally bound hereby, agree as follows:


                                   ARTICLE I.
                                  DEFINITIONS

         As used herein, the following terms shall have the respective meanings set forth below:

              "AFFILIATE" of any person means any person that directly or indirectly controls, or is under common control with, or is controlled by, such person. As used in this definition, "CONTROL"

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(including with its correlative meanings, "CONTROLLED BY" and "UNDER COMMON
CONTROL WITH") shall mean the possession, directly or indirectly, of the power to direct or cause the direction of the management or policies of a person (whether through ownership of securities or partnership or other ownership interests, by contract or otherwise).

              "AGREEMENT" has the meaning set forth in the recitals.

              "BOARD OF TRUSTEES" means the Board of Trustees of IPT, as constituted from time to time in accordance with IPT's Declaration of Trust and Bylaws.

              "COMMISSION" means the Securities and Exchange Commission.

              "COMMON SHARES" has the meaning set forth in the recitals.

              "EXCHANGE ACT" means the Securities Exchange Act of 1934, as amended.

              "IFG" has the meaning set forth in the recitals.

              "INDEMNIFIED PARTY" has the meaning set forth in Section 2.5(c).

              "INDEMNIFYING PARTY" has the meaning set forth in Section 2.5(c).

              "IPLP" has the meaning set forth in the recitals.

              "IPT" has the meaning set forth in the recitals.

              "OP UNITS" has the meaning set forth in the recitals.

              "PARTNERSHIP AGREEMENT" has the meaning set forth in the recitals.

              "PROSPECTUS" means the prospects included in the Shelf Registration Statement, as amended or supplemented by any prospectus supplement and by other amendments thereto, including post-effective amendments and all material incorporated by reference into such Prospectus.

              "SECURITIES ACT" means the Securities Act of 1933, as amended.

              "SHARES" means any Common Shares which may be issued to IFG upon a redemption of all or a portion of the OP units owned by IFG on or after the date hereof.

              "SHELF FILING DEADLINE" has the meaning set forth in Section
2.1(a).

              "SHELF REGISTRATION" means a registration effected by the filing of a Shelf Registration Statement pursuant to Section 2 hereof.

              "SHELF REGISTRATION STATEMENT" has the meaning set forth in
Section 2.1(a).

              "TRUSTEE" means a member of the Board of Trustees.

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

         The foregoing definitions shall be equally applicable to both the singular and plural forms of the defined terms. The words "herein," "hereof" and words of similar import as used in this Agreement shall refer to this Agreement as a whole and not to any particular provision in this Agreement.


                                  ARTICLE II.
                              REGISTRATION RIGHTS

         SECTION 2.1. Shelf Registration.

         (a) Shelf Registration. Provided that IPT has registered any Common Shares under the Exchange Act, upon IFG's written request, IPT shall:

                  (i) use its best efforts to cause to be filed a shelf registration statement pursuant to Rule 415 under the Securities Act (the "SHELF REGISTRATION STATEMENT"), on or prior to the 30th day after the date on which IPT receives IFG's written request (the "SHELF FILING DEADLINE"), which Shelf Registration Statement shall provide for resales of all Shares; and

                  (ii) use its best efforts to cause such Shelf Registration Statement to be declared effective by the Commission on or before the 120th day after the obligation to file such Shelf Registration Statement arises.

         IPT shall use its best efforts to keep such Shelf Registration Statement continuously effective, supplemented and amended as required by the provisions of Section 2.2 hereof to the extent necessary to ensure that it is available for resales of Shares by IFG and to ensure that it conforms with the requirements of this Agreement, the Securities Act and the policies, rules and regulations of the Commission as announced from time to time.

         (b) Provision by IFG of Certain Information in Connection with the Shelf Registration Statement. Notwithstanding Section 2.1(a) hereof, IPT shall not be required to file with the Commission any Shelf Registration Statement pursuant to this Agreement unless and until IFG furnishes to IPT in writing, within 20 business days after receipt of a request therefor, such information as IPT may reasonably request specified in Item 507 and Item 508 of Regulation S-K under the Securities Act for use in connection with any Shelf Registration Statement or Prospectus therein. IFG agrees to furnish promptly to IPT all information required to be disclosed in order to make the information previously furnished to IPT by IFG not materially misleading.

         SECTION 2.2. Registration Procedures.

         In connection with the Shelf Registration Statement, IPT shall comply with all the provisions of this Section 2.2 and shall use its best efforts to effect such registration to permit the sales of the Shares being sold in accordance with the intended method or methods of distribution thereof, and pursuant thereto IPT will as expeditiously as practicable prepare and file with the Commission a registration statement relating to the registration on any appropriate form under the

Securities Act, which form shall be available for the sale of the Shares in accordance with the intended method or methods of distribution thereof.

         In connection with any Shelf Registration Statement and any related Prospectus required by this Agreement to permit the resale of the Shares, IPT shall:

                  (i) prepare and (as soon thereafter as possible or in any event no later than 60 days after the end of the period within which requests for registration may be given to IPT or such longer period as IPT shall in good faith require to produce the financial statements required in connection with such registration) file with the Commission the requisite Shelf Registration Statement to effect such registration and thereafter use reasonable efforts to cause such Shelf Registration Statement to become effective;

                  (ii) prepare and file with the Commission such amendments and supplements to such Shelf Registration Statement and the Prospectus used in connection therewith as may be necessary to keep such Shelf Registration Statement effective and to comply with the provisions of the Securities Act with respect to the disposition of all Shares covered by such Shelf Registration Statement until such time as all of such Shares have been disposed of in accordance with the intended methods of disposition by IFG;

                  (iii) furnish to IFG such number of conformed copies of such Shelf Registration Statement and of each such amendment and supplement thereto (in each case including all exhibits), such number of copies of the Prospectus contained in such Shelf Registration Statement (including each preliminary Prospectus and any summary Prospectus) and any other Prospectus filed under Rule 424 under the Securities Act, and such other documents, as IFG may reasonably request;

                  (iv) use its best efforts to register or qualify all Shares covered by such Shelf Registration Statement under such other securities or blue sky laws of such jurisdictions as IFG thereof shall reasonably request, to keep such Registration or qualification in effect for so long as such Shelf Registration Statement remains in effect, and take any other action which may be reasonably necessary or advisable to enable IFG to consummate the disposition in such jurisdictions of the Shares owned by IFG, except that IPT shall not for any such purpose be required to qualify generally to do business as a foreign corporation in any jurisdiction wherein it would not but for the requirements of this subdivision (iv) be obligated to be so qualified or to consent to general service of process in any such jurisdiction;

                  (v) use its best efforts to cause all Shares covered by such Shelf Registration Statement to be registered with or approved by such other United States federal or state governmental agencies or authorities as may be necessary to enable IFG to consummate the disposition of such Shares;

                  (vi) furnish to IFG a copy, or, upon request, a signed counterpart, addressed to IFG (and the underwriters, if any) of:

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

                           (x) an opinion of counsel for IPT, dated the
                  effective date of such Shelf Registration Statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), and

                           (y) a "comfort" letter addressed to the
                  underwriters, dated the effective date of such Shelf Registration Statement (or, if such registration includes an underwritten public offering, dated the date of the closing under the underwriting agreement), signed by the independent public accountants who have audited IPT's financial statements included in such Shelf Registration Statement, covering substantially the same matters with respect to such Shelf Registration Statement (and the Prospectus included therein) and, in the case of the accountants' letter, with respect to events subsequent to the date of such financial statements, as are customarily covered in opinions of issuer's counsel and in accountants' letters delivered to the underwriters in underwritten public offerings of securities and, in the case of the accountants' letter, such other financial matters, and, in the case of the legal opinion such other legal matters, as IFG (or the underwriters, if any) may reasonably request;

                  (vii) notify IFG, at any time when a Prospectus relating thereto is required to be delivered under the Securities Act, upon discovery that, or upon the happening of any event as a result of which, the Prospectus included in such Shelf Registration Statement, as then in effect, includes an untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made, and at the request of IFG, prepare and furnish to IFG a reasonable number of copies of a supplement to or an amendment of such Prospectus as may be necessary so that, as thereafter delivered to the purchasers of such Shares, such Prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading in the light of the circumstances under which they were made;

                  (viii) otherwise use reasonable efforts to comply with all applicable rules and regulations of the Commission, and make available to its security holders, as soon as reasonably practicable, an earnings statement covering the period of at least twelve months beginning with the first full calendar month after the effective date of such Shelf Registration Statement, which earnings statement shall satisfy the provisions of Section 11(a) of the Securities Act, and will furnish to IFG, upon request of IFG, at least five days prior to the filing thereof, a copy of any amendment or supplement to such Shelf Registration Statement or Prospectus and shall not file any amendment or supplement thereof to which IFG shall have delivered to IPT an opinion of counsel that such amendment or supplement does not comply in all material respects with the requirements of the Securities Act or of the rules or regulations thereunder;

                  (ix) provide and cause to be maintained a transfer agent for all Shares covered by such Shelf Registration Statement from and after a date not later than the effective date of such Shelf Registration Statement; and

                  (x) use its best efforts to list all Shares covered by such Shelf Registration Statement on any securities exchange on which any of the Shares is then listed.

         IFG agrees that upon receipt of any notice from IPT of the happening of any event of the kind described in subdivision (vii) of this Section 2.2, IFG will forthwith discontinue its disposition of Shares pursuant to the registration statement relating to such Shares until IFG's receipt of the copies of the supplemented or amended prospectus contemplated by subdivision
(vii) of this Section 2.2 and, if so directed by IPT, will deliver to IPT (at IPT's expense) all copies, other than permanent file copies then in IFG's possession, of the prospectus relating to such Shares current at the time of receipt of such notice.

         SECTION 2.3. Expenses.

         All expenses of any registration requested under this Agreement shall be borne equally by IFG and IPT. In all cases, IFG shall pay the underwriting discounts and commissions applicable to the Shares sold by IFG.

         SECTION 2.4. Preparation; Reasonable Investigation.

         In connection with the preparation and filing of each Shelf Registration Statement under the Securities Act which includes Shares owned by IFG pursuant to this Agreement, IPT will give IFG, its underwriters, if any, its counsel and its accountants the opportunity to participate in the preparation of such Shelf Registration Statement, each Prospectus included therein or filed with the Commission, and each amendment thereof or supplement thereto, and will give each of them such access to its books and records and such opportunities to discuss the business of IPT with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the opinion of IFG, to conduct a reasonable investigation within the meaning of the Securities Act.

         SECTION 2.5. Indemnification.

                  (a) Indemnification by IPT. IPT agrees to indemnify and hold harmless IFG, each of the directors and officers of IFG, each Affiliate of IFG, each of the directors and officers of such Affiliate of IFG, each other person who participates as an underwriter in the offering or sale of such securities and each other person, if any, who controls IFG, such Affiliate or any such underwriter within the meaning of the Securities Act, against any losses, claims, damages, costs, expenses or liabilities, joint or several, to which IFG or any such director or officer or underwriter or controlling person may become subject under the Securities Act or otherwise, insofar as such losses, claims, damages or liabilities (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of any material fact contained in any Shelf Registration Statement under which such securities were registered under the Securities Act, any preliminary Prospectus, final

Prospectus or summary Prospectus contained therein, any offering circular or other similar document (including any related registration statement, notification or the like) incident to any such registration, qualification or compliance, or any amendment or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and IPT will reimburse IFG and each such director, officer, underwriter and controlling person for any legal or any other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, cost, expense, liability, action or proceeding; provided that IPT shall not be liable in any such case to the extent that any such loss, claim, damage, liability (or action or proceeding in respect thereof) arises out of or is based upon an untrue statement or alleged untrue statement or omission or alleged omission made in such Shelf Registration Statement, any such preliminary Prospectus, final Prospectus, summary Prospectus, offering circular, amendment or supplement in reliance upon and in conformity with written information furnished to IPT by IFG expressly for use in the preparation thereof, and provided further that IPT shall not be liable to any person who participates as an underwriter in the offering or sale of Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, cost, expense, liability (or action or proceeding in respect thereof) arises out of such person's failure to send or give a copy of the final Prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Shares to such person if such statement or omission was corrected in such final Prospectus. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of IFG or any such director, officer, underwriter or controlling person and shall survive the transfer of such Shares by IFG.

         (b) Indemnification by IFG. IPT may require, as a condition to including any of IFG's Shares in any Shelf Registration Statement filed pursuant to Section 2.2 hereof, that IPT shall have received an undertaking satisfactory to it from IFG and/or its Affiliates, to indemnify and hold harmless (in the same manner and to the same extent as set forth in subdivision
(a) of this Section 2.5) each underwriter, each person who controls such underwriter within the meaning of the Securities Act, IPT, each Trustee of IPT, each officer of IPT, each Affiliate of IPT, each director of each Affiliate of IPT, each trustee of each Affiliate of IPT, each officer of each Affiliate of IPT and each other person, if any, who controls IPT within the meaning of the Securities Act, with respect to any statement or alleged statement in or omission or alleged omission from such Shelf Registration Statement, any preliminary Prospectus, final Prospectus, summary Prospectus or offering circular contained therein, or any amendment or supplement thereto, if such statement or alleged statement or omission or alleged omission was made in reliance upon and in strict conformity with written information furnished to IPT by IFG and/or its Affiliates expressly for use in the preparation of such Shelf Registration Statement, preliminary Prospectus, final Prospectus, summary Prospectus, offering circular, amendment or supplement; provided that IFG and/or its Affiliates shall not be liable to any person who participates as an underwriter in the offering or sale of Shares or any other person, if any, who controls such underwriter within the meaning of the Securities Act, in any such case to the extent that any such loss, claim, damage, cost, expense or liability (or action or proceeding in respect thereof) arises out of such person's failure to send or give a copy of the final prospectus, as the same may be then supplemented or amended, to the person asserting an untrue statement or alleged untrue statement or omission or alleged omission at or prior to the written confirmation of the sale of Shares to such person if such statement or omission was corrected in such final prospectus. Such indemnity shall remain in full force and effect, regardless of any investigation made by or on behalf of any underwriter, IPT or any such director, trustee, officer or controlling person and shall survive the transfer of such Shares by IFG. In no event shall the liability of IFG under this Section 2.5 be greater in amount than the dollar amount of the proceeds received by IFG upon the sale of the Shares giving rise to such indemnification obligation.

         (c) Notices of Claims, etc. Promptly after receipt by an indemnified party (the "INDEMNIFIED Party") of notice of the commencement of any action or proceeding involving a claim referred to in the preceding subdivisions of this
Section 2.5, such Indemnified Party will, if a claim in respect thereof is to be made against an indemnifying party (the "INDEMNIFYING PARTY"), give written notice to the Indemnifying Party of the commencement of such action; provided that the failure of any Indemnified Party to give notice as provided herein shall not relieve the Indemnifying Party of its obligations under the preceding subdivisions of this Section 2.5, except to the extent that the Indemnifying Party is actually prejudiced by such failure to give notice. In case any such action is brought against an Indemnified Party, unless in such Indemnified Party's reasonable judgment a conflict of interest between such Indemnified Party and such Indemnifying Parties may exist in respect of such claim, the Indemnifying Party shall be entitled to participate in and to assume the defense thereof, jointly with any other Indemnifying Party similarly notified to the extent that it may wish, with counsel reasonably satisfactory to such Indemnified Party, and after notice from the Indemnifying Party to such Indemnified Party of its election so to assume the defense thereof, the Indemnifying Party shall not be liable to such Indemnified Party for any legal or other expenses subsequently incurred by the latter in connection with the defense thereof other than reasonable costs of investigation. No Indemnifying Party shall, without the consent of the Indemnified Party, consent to entry of any judgment or enter into any settlement which does not include as an unconditional term thereof the giving by the claimant or plaintiff to such Indemnified Party of a release from all liability in respect to such claim or litigation. If any such Indemnified Party shall have been advised by counsel chosen by it that there may be one or more legal defenses available to such Indemnified Party that are different from or additional to those available to the Indemnifying Party, the Indemnifying Party shall not have the right to assume the defense of such action on behalf of such Indemnified Party and will reimburse such Indemnified Party and any person controlling such Indemnified Party for the reasonable fees and expenses of any counsel retained by the Indemnified Party, it being understood that the Indemnifying Party shall not, in connection with any one action or separate but similar or related actions in the same jurisdiction arising out of the same general allegations or circumstances, be liable for the reasonable fees and expenses of more than one separate firm of attorneys for such Indemnified Party or controlling person and, in the case of indemnification by IPT, all other parties entitled to indemnification pursuant to agreements with IPT or its Affiliates, which firm shall be designated in writing by the Indemnified Party (and, in the case of indemnification by IPT, by holders of a majority of Common Shares pursuant to which such indemnification obligation arose under this Agreement and other agreements between other parties and IPT or its Affiliates) to the Indemnifying Party.

         (d) Other Indemnification. Indemnification similar to that specified in the preceding subdivisions of this Section 2.5 (with appropriate modifications) shall be given by IPT and IFG

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and its Affiliates with respect to any required registration or other qualification of securities under any federal or state law or regulation of any governmental authority other than the Securities Act.

         (e) Indemnification Payments. The indemnification required by this
Section 2.5 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as and when bills are received or expense, loss, damage or liability is incurred.

         (f) Contribution. If the indemnification provided for in this Section
2.5 from the Indemnifying Party is unavailable to an Indemnified Party hereunder in respect of any losses, claims, damages, liabilities or expenses referred to therein, then the Indemnifying Party, in lieu of indemnifying such Indemnified Party, shall contribute to the amount paid or payable by such Indemnified Party as a result of such loss, claims, damages, liabilities or expenses in such proportion as is appropriate to reflect the relative fault of the Indemnifying Party and Indemnified Parties in connection with the actions which resulted in such losses, claims, damages, liabilities or expenses, as well as any other relevant equitable considerations. The relative fault of such Indemnifying Party and Indemnified Parties shall be determined by reference to, among other things, whether any action in question, including any untrue statement of material fact or omission or alleged omission to state a material fact, has been made by, or relates to information supplied by, such Indemnifying Party or Indemnified Parties, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such action. The amount paid or payable by a party as a result of the losses, claims, damages, liabilities and expenses referred to above shall be deemed to include, subject to the limitations set forth in this Section 2.5, any legal or other fees or expenses reasonably incurred by such party in connection with any investigation or proceeding.

         The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 2.5 were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to in the immediately preceding paragraph. Notwithstanding the provisions of this Section 2.5, no underwriter shall be required to contribute any amount in excess of the amount by which the total price at which the Common Shares underwritten by it and distributed to the public were offered to the public exceeds the amount of any damages which such underwriter has otherwise been required to pay by reason on such untrue or alleged untrue statement or omission or alleged omission, and no selling holder shall be required to contribute any amount in excess of the amount by which the total price at which the Common Shares of such selling holder were offered to the public exceeds the amount of any damages which such selling holder has otherwise been required to pay by reason of such untrue statement or omission. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

         If indemnification is available under this Section 2.5, the Indemnifying Parties shall indemnify each Indemnified Party to the full extent provided in Section 2.5(a) through Section 2.5(e) hereof without regard to the relative fault of said Indemnifying Party or Indemnified Party or any other equitable consideration provided for in this Section 2.5(f).

         SECTION 2.6. Forms.

         All references in this Agreement to particular forms of registration statements are intended to include, and shall be deemed to include, references to all successor forms which are intended to replace, or to apply to similar transactions as, the forms herein referenced.

         SECTION 2.7. Transfer of Registration Rights.

         The registration rights granted IFG under this Agreement may not be transferred without the prior written consent of IPT; provided that such registration rights may be transferred, in whole or in part, without such prior written consent upon written notice to IPT in connection with a permitted transfer of OP Units to a partner in or an Affiliate of IFG.


                                  ARTICLE III.
                                 MISCELLANEOUS

         SECTION 3.1. Survival.

         Without intending to exclude the provisions hereof which by their nature survive, the provisions of Section 2.5 hereof shall survive any termination of this Agreement.

         SECTION 3.2. Successors and Assigns.

         This Agreement shall bind and inure to the benefit of and be enforceable by IPT and IFG. IPT may assign its rights under this Agreement without the consent of IFG or its permitted successors or assigns. Except as provided in Section 2.7 hereof, IFG may not assign its rights under this Agreement without the prior written consent of IPT.

         SECTION 3.3. Counterparts.

         This Agreement may be executed in counterparts, each of which shall be deemed an original but all of which together shall constitute one and the same instrument.

         SECTION 3.4. Severability.

         In case any one or more of the provisions contained in this Agreement or in any instrument contemplated hereby, or any application thereof, shall be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions contained herein and therein, and any other application thereof, shall not in any way be affected or impaired thereby.

         SECTION 3.5. Headings.

         The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect any of the terms hereof.

         SECTION 3.6. Amendment and Waiver.

         This Agreement may be amended only by agreement in writing signed by all of the parties. No waiver of any provision or consent to any exception to the terms of this Agreement shall be effective unless in writing and signed by the party to be bound and then only to the extent, specific purpose and instance so provided.

         SECTION 3.7. Remedies.

         Each of the parties to this Agreement will be entitled to enforce its rights under this Agreement specifically, to recover damages by reason of any breach of any provision of this Agreement and to exercise all other rights existing in its favor. The parties hereto agree and acknowledge that money damages may not be an adequate remedy for any breach of the provisions of this Agreement and that any party may in its sole discretion apply to any court of law or equity of competent jurisdiction for specific performance and/or injunctive relief in order to enforce or prevent any violations of the provisions of this Agreement. In the event a party hereto brings an action under this Agreement, the prevailing party in such dispute shall be entitled to recover from the losing party all fees, costs and expenses of enforcing any right of such prevailing party under or with respect to this Agreement, including without limitation such reasonable fees and expenses of attorneys and accountants, which shall include, without limitation, all fees, costs and expenses of appeals. No course of dealing between IPT and IFG and no delay or failure in exercising any rights hereunder shall operate as a waiver of the rights of any party hereto.

         SECTION 3.8. GOVERNING LAW.

         THE CORPORATE AND REAL ESTATE INVESTMENT TRUST LAW OF THE STATE OF MARYLAND WILL GOVERN ALL QUESTIONS CONCERNING THE RELATIVE RIGHTS OF IPT AND ITS SHAREHOLDERS. ALL OTHER QUESTIONS CONCERNING THE CONSTRUCTION, VALIDITY AND INTERPRETATION OF THIS AGREEMENT WILL BE GOVERNED BY THE INTERNAL LAW, AND NOT THE LAW OF CONFLICTS, OF THE STATE OF NEW YORK.

         SECTION 3.9. Jurisdiction.

         Each of the parties hereto hereby irrevocably submits to the nonexclusive jurisdiction of any New York State or United States federal court sitting in the City of New York over any suit, action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby and irrevocably waives, to the fullest extent they may exclusively do so, any objection which they may now or hereafter have to the laying of venue of any such proceeding.

         SECTION 3.10. Further Acts.

         Each of the parties hereto agrees to perform such other and further acts and to execute such other further documents as may be reasonably required to effect the transactions contemplated hereby.

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

         SECTION 3.11. Termination.

         This Agreement shall commence on the date hereof and shall terminate on the earlier to occur of (i) the written agreement of the parties hereto to terminate this Agreement and (ii) the final dissolution of IPT in accordance with applicable law.

         SECTION 3.12. Relationship with Declaration of Trust and Bylaws.

         In the event of any conflict between this Agreement, IPT's Declaration of Trust, as amended, and Bylaws, as amended, the provisions of this Agreement shall prevail to the extent permitted by applicable law, and the parties shall take all action necessary or desirable to effect any amendments to such documents necessary to avoid any such conflict.


                            [SIGNATURE PAGE FOLLOWS]

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

         IN WITNESS WHEREOF, the parties have duly executed and delivered this Agreement as of the date hereof.


                                            INSIGNIA PROPERTIES TRUST


                                            By:
                                               ------------------------------
                                               Jeffrey P. Cohen
                                               Senior Vice President


                                            INSIGNIA FINANCIAL GROUP, INC.


                                            By:
                                               ------------------------------
                                               Jeffrey P. Cohen
                                               Senior Vice President

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